SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 25, 2005

                              GREAT WEST GOLD, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         WYOMING                         000-24262               91-1363905

 (STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)      (IRS EMPLOYEE
  INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)

                    c/o St. James Resource Management Limited
                                16 Hanover Square
                         London, W1S 1HT, United Kingdom
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 44 207 408 9451
                            (ISSUER TELEPHONE NUMBER)


                            (FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

________________________________________________________________________________

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 25, 2005 (the "Effective Date"), pursuant to a Stock Purchase Agreement (the "Agreement") by and among Great West Gold, Inc., a Wyoming corporation ("Great West") and Windsor Resources, Inc. a Wyoming corporation ("Windsor"), Great West sold all of its shares of its wholly owned subsidiary, Western Gold Limited, to Windsor in consideration for 200,000,000 shares of the Windsor common stock.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Great West sold all of the outstanding shares of Western Gold Limited for a total of 200,000,000 shares of Windsor's common stock. Western Gold Limited owns 100% of certain mineral rights relating to the Bouse property in Arizona, USA comprising of 12 placer claims spread over 1,300 acres in La Paz County. These claims are located just North of the Plomosa Fault and includes the Little Butte, Flat Fault and Arrastre projects. Upon completion of the acquisition, Western Gold Limited became the sole asset of Windsor.

Pursuant to the Agreement, the 200,000,000 shares were issued to the Great West in the following manner: 102,000,000 shares to Western Diversified Mining Resources, Inc. a wholly owned subsidiary of Great West and the balance of 98,000,000 shares to the shareholders of Great West Gold.

ITEM 8.01 OTHER EVENTS

On October 26, 2005, Great West agreed to distribute its 98,000,000 shares of Windsor, Resources, Inc. to its shareholders of record as of November 7, 2005. Such shares shall be issued to the shareholders of record pro rata so that for each share of Great West Gold, Inc. common stock owned on the record date, the shareholders will receive $.0075 shares of Windsor Resources, Inc.

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

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)     Financial Statements of Business Acquired.


        Not Applicable

(b)     Pro Forma Financial Information.

        Not Applicable

(c)     Exhibits.


10.1    Stock  Purchase   Agreement  dated  October  25,  2005  between  Windsor
        Resources, Inc. and Great West Gold,

            Inc.

10.2 Project Acquisition Agreement dated October 7, 2005 between Western Gold Limited and Searchlight Exploration, LLC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GREAT WEST GOLD, INC.
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                                  By: /s/ Richard Axtell
                                  Richard Axtell
                                  President


Dated: October 26, 2005


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